                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     Commission File Number:
December 17, 1996                                                     1-12994



                             THE MILLS CORPORATION
            (Exact name of registrant as specified in its charter)



            Delaware                              52-1802283
   (State or other jurisdiction                  (IRS Employer
        of incorporation)                    Identification Number)



        1300 Wilson Boulevard
             Suite 400
         Arlington, Virginia                              22209
(Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 526-5000


         (Former name or former address, if changed since last report)

                                  Not applicable

                             THE MILLS CORPORATION

Item 5 - Other Events

Attached as Exhibit to this form is the document listed below:

     Exhibit                   Document
     -------                   --------

        A                      Press Release dated December 19, 1996.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MILLS CORPORATION


Date:  January 21, 1997             By: /s/ Thomas E. Frost
                                       ----------------------------
                                       Thomas E. Frost
                                       Senior Vice President

                                 EXHIBIT INDEX
                                 -------------


     Exhibit              Description                                 Page
     -------              -----------                                 ----

        A                 Press Release dated December 19, 1996